Exhibit 99

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2

Stockholders’ Meeting

May 10, 2011

2011 Annual Meeting

Chairman’s Remarks

§2010 Review

• Questions & Answers

3

2011 Board of Directors

William L. Bax

Frank E. English, Jr.

Ilene S. Gordon

Elbert O. Hand

David S. Johnson

Kay W. McCurdy

Norman L. Rosenthal, Ph.D.

James R. Wimmer

Also in attendance:

• A. James Gallagher, Jr. – Former CEO

4

Stockholders’ Meeting

May 10, 2011

• 2011 Annual Meeting

5

Stockholders’ Meeting

May 10, 2011

2011 Annual Meeting

Chairman’s Remarks

§2010 in Review

6

Information Regarding Forward -Looking Statements

This investment presentation contains “forward -looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this investment presentation, the words “anticipates,” “expects,” “believes,” “should,” “could,” “estimates,” “intends,” “plans” and similar expressions are intended to identify forward -looking statements. Examples of forward -looking statements in this investment presentation include, but are not limited to, statements related to the integration of the GAB Robins acquisition, Gallagher’s capabilities for future growth and expansion, Gallagher’s acquisition strategy and level of acquisition activity, expected uses of cash, drivers of organic growth in the brokerage and risk management segments, Gallagher’s international opportunities, productivity and expense reduction initiatives, and future income and tax credits generated by Gallagher’s clean-energy operations.

Important factors that could cause actual results to differ materially from those in the forward -looking statements include the following:

changes in worldwide and national economic conditions, changes in premium rates and insurance markets generally, and changes in the insurance brokerage industry’s competitive landscape could impact Gallagher’s integration of the GAB Robins acquisition, capabilities for future growth and expansion, its acquisition strategy and level of acquisition activity, expected uses of cash, drivers of organic growth in the brokerage and risk management segments, its international opportunities, and productivity and expense reduction initiatives; and

uncertainties related to Gallagher’s IRC Section 45 investments, including uncertainties related to (i) receipt by Gallagher’s utility partners of long-term permits, (ii) Gallagher’s ability to find operating sites and co-investors for its non-operating operations, (iii) potential IRS challenges to Gallagher’s ability to claim tax credits under IRC Section 45, (iv) utilities’ future use of coal to generate electricity, (v) operational risks at Gallagher’s IRC Section 45 operations, (vi) business risks relating to Gallagher’s co-investors and partners, (vii) intellectual property risks and (viii) environmental risks, could impact Gallagher’s future income and tax credits generated by its clean-energy operations.

Please refer to Gallagher’s filings with the SEC, including Item 1A, “Risk Factors,” of its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for a more detailed discussion of these and other factors that could impact its forward -looking statements.

7

Arthur J. Gallagher & Co.

Information Regarding Non-GAAP Measures

In addition to reporting financial results in accordance with GAAP, this presentation provides information regarding EBITDAC, EBITDAC margin, Adjusted EBITDAC, Adjusted EBITDAC Margin, Diluted Net Earnings Per Share (As Adjusted) for the Brokerage and Risk Management segments, organic change in commission, fee and supplemental commission revenues, adjusted revenues, adjusted pretax profit margin, adjusted compensation expense ratio, adjusted operating expense ratio and cash generation. These measures are not in accordance with, or an alternative to, the GAAP information provided in this presentation. Gallagher’s management believes that these presentations provide useful information to management analysts and investors regarding financial and business trends relating to Gallagher’s results of operations and financial condition. Gallagher’s industry peers provide similar supplemental non-GAAP information, although they may not use the same or comparable terminology and may not make identical adjustments. The non-GAAP information provided by Gallagher should be used in addition to, but not as a substitute for the GAAP information provided.

Adjusted historical presentation. Gallagher believes that the adjusted historical presentation of 2008, 2009 and 2010 provides stockholders and other interested persons with useful information regarding certain financial metrics of Gallagher’s Brokerage and Risk Management segments that will assist such persons in analyzing Gallagher’s historical operating results as they develop a future earnings outlook for Gallagher. The after tax amounts related to the adjustments were computed using a 40% marginal tax rate.

Adjusted revenues – Gallagher defines this measure as revenues from continuing operations adjusted to exclude gains realized from sales of books of business and supplemental commission timing amounts.

Adjusted ratios – Pretax profit margin, compensation expense ratio, and operating expense ratio are defined as adjusted pretax earnings from continuing operations, adjusted compensation expense and adjusted operating expense, respectively, each divided by adjusted revenues from continuing operations.

Earning Measures. Gallagher believes that each of EBITDAC, EBITDAC margin, Adjusted EBITDAC, Adjusted EBITDAC margin, and Diluted Net Earnings Per Share (As Adjusted) for the Brokerage and Risk Management segments, as defined below, provide a meaningful representation of its operating performance. Gallagher considers EBITDAC and EBITDAC margin as a way to measure financial performance on an ongoing basis. Adjusted EBITDAC, Adjusted EBITDAC margin and Diluted Net Earnings Per Share (As Adjusted) for the Brokerage and Risk Management segments are meant to reflect the true operating performance of Gallagher’s brokerage business; consequently, they exclude items that could be considered “non-operating” or “non-core” in nature.

EBITDAC – Gallagher defines this measure as earnings from continuing operations before interest, income taxes, depreciation, amortization and the change in estimated acquisition earnout payables.

EBITDAC margin – Gallagher defines this measure as EBITDAC divided by total revenues.

Adjusted EBITDAC – Gallagher defines this measure as EBITDAC adjusted to exclude gains realized from sales of books of business, supplemental commission timing amounts, workforce related charges, lease termination related charges, litigation settlement amounts.

Adjusted EBITDAC margin – Gallagher defines this measure as Adjusted EBITDAC divided by adjusted revenues.

Diluted Net Earnings Per Share (As Adjusted) for the Brokerage and Risk Management segments – Gallagher defines this measure as earnings from continuing operations adjusted to exclude the after-tax impact of gains realized from sales of books of business, workforce related charges, lease termination related charges, litigation settlement amounts and the change in estimated acquisition earnout payables, divided by diluted weighted average shares outstanding.

Organic Revenues. Organic change in commission, fee and supplemental commission revenues excludes the first twelve months of net commission, fee and supplemental commission revenues generated from acquisitions accounted for as purchases and the net commission and fee revenues related to operations disposed of in each year presented. These commissions and fees are excluded from organic revenues in order to determine the revenue growth that is associated with the operations that were a part of Gallagher in both the current and prior year. In addition, organic growth excludes the impact of contingent commission revenues and the period-over-period impact of foreign currency translation. The amounts excluded with respect to foreign currency translation are calculated by applying 2010 foreign exchange rates to the same periods in 2009.

These revenue items are excluded from organic revenues in order to determine a comparable measurement of revenue growth that is associated with the revenue sources that will be continuing in 2011 and beyond. Gallagher has historically viewed organic revenue growth as an important indicator when assessing and evaluating the performance of its Brokerage and Risk Management segments. Gallagher also believes that using this measure allows financial statement users to measure, analyze and compare the growth from its Brokerage and Risk Management segments in a meaningful and consistent manner.

Cash generation. Gallagher defines this measure as adjusted EBITDAC further adjusted to add back stock compensation expense (a non-cash charge) and to deduct capital expenditures, interest paid on corporate debt, corporate overhead expenses and income taxes paid. Gallagher considers cash generation as a way to measure net cash generated from its operations on an ongoing basis.

Reconciliation of Non-GAAP Information Presented to GAAP Measure. Please see the Form 8-K filed on February 15, 2011 for tabular reconciliations to the most comparable GAAP measures for EBITDAC, Adjusted EBITDAC, Adjusted EBITDAC margin and Diluted Net Earnings Per Share (As Adjusted) for the Brokerage and Risk Management segments and cash generation. For organic change in commission, fee and supplemental commission revenues for the Brokerage and Risk Management segments, please see reconciliations in Gallagher’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and in its 2011 quarterly reports on Form 10-Q.

8

Two Core Businesses

Revenue – $1.8 billion

EBITDAC – $365 million

Brokerage Segment 74% Brokerage 82%

Risk Management Segment 26% Risk Management 18%

Year 2010 as reported. See important disclosures regarding Non-GAAP measures in Exhibits

Brokerage

Segment

Revenues – $1.3 billion

Wholesale 21%

Retail P/C 53%

Mostly U.S. and U.K.

Mostly U.S., Canadaand U.K.

Retail-Benefits 26%

U.S. and U.K.

Year 2010 as reported

Risk Management Segment

Revenues – $462 million EBITDAC – $65 million

Workers Domestic 83% Compensation 69%

Property 4% Liability 27% International 17%

Year 2010 as reported. See important disclosures regarding Non-GAAP measures.

A Perfect Storm for Insurance Brokers

7	Years of soft insurance pricing

Worst economic recession since the Great Depression

Zero investment yields

Economy – GDP shrinks

5% 4% 3%

1.9%

2% 1%

0.0%

0% -1% -2% -3%

-2.6%

-4%

2007 2008 2009

U.S. Real GDP Annual Rates of Change Source for data: Bureau of Economic Analysis

U.S. Unemployment Skyrockets

10%

9.3%

9% 8% 7%

5.8%

6%

4.6%

5% 4% 3% 2%

2007 2008 2009

U.S. Unemployment Average Annual Rates. Source for data: Bureau of Labor Statistics

U.S. Employment Down 9 Million Jobs

140,000

137,983

138,000

136,000

134,383

134,000

132,000

129,320

130,000

128,000

126,000

YE 2007 YE 2008 YE 2009

Total Nonfarm Employees ( in thousands) . Source for data: Bureau of Labor Statistics

Short-Term Interest Rates Fall

6.0%

5.0%

5.0%

480 bps decline

4.0%

3.0%

1.9%

2.0%

1.0%

0.2% 0.2%

0.0%

2007 2008 2009 2010

Average Annual Effective Fed Funds Rates. Source for data: Bloomberg

Commercial P&C Pricing Below Year 2000 Significantly Lagging Inflation

Commercial Rate Index Pro-Forma at CPI Rate

160

100) 150 = 140

2000 130 126 (Year 120

Value 110 Index 100

90 91

80

00 01 2 03 4 5 6 7 8 9 0 00000010 QQQQQQQQQQQ

4th 4th 4th 4th 4th 4th th th th th

4	4 4 4 4th

Commercial Rate Index reflects the cost of P&C premiums relative to the year 2000. Constructed using Counsel of Insurance Agents and Brokers data

Global P&C Market Shrinks

5%

4.0%

4%

3%

1.5%

2%

1%

0%

-1% -0.1% -0.8%

-2%

2006 2007 2008 2009

Global P&C change in Premiums. Source for Data: Swiss Re’s “World Insurance” sigma studies (in real terms, ie adjusted for inflation)

But, Gallagher

Sailed through the Economic Storm

Gallagher’s Sales Culture Outperforms Economic Environment

Gallagher Organic CIAB Avg. Commercial Rate Declines

6.0% 3.0%

0.0%

0.0% -3.0%

-2.0% -2.0%

-6.0%

-5.4% -5.6%

-9.0% -12.0%

-11.0%

-15.0%

2008 2009 2010

Gallagher’s Brokerage Segment Organic Growth

Year 2010 as reported. See important disclosures regarding Non-GAAP measures.

Gallagher’s Acquisition Program Fuels Growth

Organic Revenue Growth from Acquisitions CIAB

9.0% 9.0% 7.0% 7.0% 6.0% 5.0% 6.0%

3.0% 3.0% 0.0% 0.0% 0.0% -3.0% -2.0% -2.0% -3.0%

-6.0% -6.0% -5.4% -5.6%

-9.0% -9.0%

-12.0% -11.0% -12.0%

-15.0% -15.0% 2008 2009 2010

Gallagher Grows Adjusted Revenue

$2,500

4% CAGR

$2,100 $1,782 $1,635 $1,719 $1,700

$1,300 $900 $500

2008

2009

2010

Brokerage & Risk Management Adjusted Revenues from Continuing Operations—See Non–GAAP measures.

Gallagher’s Workforce Discipline & Expense Reduction

Brokerage

Compensation Ratio Operating Expense Ratio 70% 61.4% 30% 60.1% 61.1% 60% 25% 20.8% 50% 20%

16.9% 16.6% 40% 15% 30% 10% 20% 10% 5%

0% 0%

2008 2009 2010 2008 2009 2010

See important disclosures regarding Non-GAAP measures.

Gallagher’s Workforce Discipline & Expense Reduction

Risk Management

Compensation Ratio Operating Expense Ratio 70% 60.9% 30% 27.0% 60.4% 60.9%

60% 24.0% 23.5% 25% 50% 20% 40% 15% 30% 10% 20% 10% 5%

0% 0%

2008 2009 2010 2008 2009 2010

See important disclosures regarding Non-GAAP measures.

Gallagher Grows Adjusted EBITDAC

$500

13% CAGR

$400 $362 $347 $281 $300

$200

$100

$0

2008 2009 2010

Brokerage & Risk Management Adjusted EBITDAC from Continuing Operations—See Non– GAAP measures.

Gallagher Improves Adjusted EBITDAC Margins Brokerage

23% 21.9% 22% 21% 20% 19.0% 19% 18% 17% 16% 15% 2008 2010

See important disclosures regarding Non-GAAP measures.

Gallagher Improves Adjusted EBITDAC Margins Risk Management

16% 15.6% 15%

14%

12.6% 13%

12%

11%

10%

2008 2010

See important disclosures regarding Non-GAAP measures.

Gallagher Continues Acquisition Momentum

Annualized Revenues Acquired

From 2008 to 2010:

$200

$166

•

Completed 71 deals

$145

$160

•

$409m in annualized

$120

$98

revenues

•

Highlighted by Liberty

$80

Mutual/Wausau and GAB

$40

Robins acquisitions

$0

2008

2009

2010

(In millions)

Risk Management M&A

• GAB Robins

§Completed October 1, 2010

§Acquired TPA and managed care subsidiaries§Expect up to:

$50 million of annualized revenues

$10 million of EBITDAC by 2012

§Added over 400 talented employees§Excellent culture fit§Integration going as planned

Gallagher Continued to Invest in the Company

Positioned company for future expansion capacity

Systems investment

§Centralization

§Global Systems

§Centralized processes

• Offshoring initiatives

Gallagher Continued Relentless Focus on Quality & Customer Service

Maintained Prudent Balance Sheet

Global

Insurance

Gallagher @

Broker Avg. @

12/31/2010

12/31/2010

S&P 1000

Total Debt

$550

Stockholders’ Equity

$1,107

Debt to Total Capital (Debt/(Debt + Equity))

33%

38%

40%

Debt to EBITDAC

1.5x

2.1x

2.8x

$s in millions. Global Insurance Brokers’ ratios are adjusted for unusual items. Source for S&P 1000: Bloomberg as of 01/28/11.

See important disclosures regarding Non-GAAP measures.

Gallagher’s Stockholders Benefited

Total Returns January 2008—April 2011

AJG versus S&P 500

50%

47%

45%

40%

35%

30%

25%

20%

15%

10%

5%

0%

-5%

-3%

-10%

-15%

-20%

-25%

-30%

-35%

-40%

-45%

-50%

Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10

AJG S&P 500

Source for data: Bloomberg. Total Returns assume dividend reinvestment.

The Power of Dividends

Price Only Dividends

+ 47% -3%

60% 60% 50% 50% 40% 40%

22%

30% 30% 20% 20% 10% 25% 10%

7%

0% 0% -10% -10%

-20% -10% -20%

AJG S&P 500

Source for Data: Bloomberg. Total Returns assume dividend reinvestment.

Cash Generation

Dividend Below 50%

(In millions)

$400

$300

$200

Dividend $100

$0

2008 2009 2010

See important disclosures regarding Non-GAAP measures.

On the

Starting from a Strong Financial Position

• Cash available for M&A

§$100m available cash at 12/31/10

§Added $125m of new debt in February 2011

Debt still below 2x EBITDAC

Significant flexibility remains

§$500m in credit line

See important disclosures regarding Non-GAAP measures.

Three Uses of Cash

Re-invest in company – CapEx and acquisitions

Dividends

Repurchase shares – currently not anticipated

Brokerage Growth – Organic Drivers

Cross-selling and new business initiatives

Recruiting new producers and teams

§Domestically and Internationally

Capitalize on niche expertise

Developing our own – Internship program

Focus on new niches

Improving carrier compensation

Implementing global sales management systems

Brokerage Growth – Organic Drivers (cont)

• Opportunities from Healthcare Turmoil

§Clients need help§We have the tools and resources

§Many consulting opportunities for new/existing clients§Turmoil will continue with evolution of this bill

Expanding program managers to utilize current distribution

Business migration to standard markets is slowing

Continue to expand International capabilities

Acquisition Strategy – Brokerage

• Unlimited opportunity

§18,000 retail and wholesale brokerages and agencies* just in the U.S. (Retail P&C, Benefits and Wholesale)

•Owned by baby boomers who need an exit strategy yet still want to be in the business •Need depth of capabilities to grow to the next level

§Small number of consolidators

*Source: Hales & Company and D&B

Current Gallagher U.S. Locations


WA
OR
ID
MT
ND
MN
WI
MI
ME
VT
NH
MA
RI
CT
NJ
DE
MD
NY
PA
OH
WV
VA
NC
SC
GA
FL
AL
MS
TN
KY
IN
IL
IA
MO
AR
LA
TX
OK
KS
NE
SD
WY
CO
NM
AZ
UT
NV
CA
AK
HI

42

Larger cities where we aren't located


WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
OH
GA
FL
SC
WV
VA
PA
ME
VT
NH
MA
RI
CT
NJ
DE
MD
AK
HI

43

Acquisition Strategy – Brokerage (cont.)

• How we do it

§Domestically looking for “tuck-ins” as well as stand alone platforms§International expansion

Joint ventures

Network of correspondent brokers source for future partners

§Cultural fit is crucial

Acquisition Strategy – Brokerage (cont.)

• Long-term strategic value

§Additional expertise for niches§Broaden geographic penetration

§Additional leverage with markets, vendors, etc.

Manage and monitor closely post acquisition to assure strategy meets return on capital targets

Acquisition Strategy – International Brokerage

• Solid acquisition activity in 2010

§FirstCity – London§Securitas – Brazil

§SBA – Australia – now own 100%§Risk & Reward – U.K. employee benefits

Global joint ventures are important

Profit sharing

Additional London flow through

Huge geographic opportunities

Gallagher

Global

Alliance

Brokerage Productivity & Expense Reductions

Upgrading and consolidating agency systems

Centralizing back office support

Utilizing offshore centers of excellence

Maintaining headcount controls

Reducing real estate footprint

Capitalizing on procurement/sourcing capabilities

Risk Management – Growth, Productivity & Expense Management

Attract and retain clients with superior value proposition

§Unsurpassed claims handling capabilities and expertise§Superior outcomes§Industry -leading service experience§Industry -specific best practice solutions§Uniformly high levels of quality§Stability and long-term commitment to industry leadership

Risk Management – Growth, Productivity & Expense Management (cont’d)

• Build on recent success in international markets

§Target Australia, Canada, New Zealand & U.K.§Expand sales capacity and capability with a focus towards commercial sector§Leverage cross-selling opportunities with AJG Int’l and domestic clients

Maintain focus on productivity and overall expense management

§Tightly manage headcount and compensation §Opportunistically close/combine locations§Reduce T&E, office expenses and outside fees where possible

Corporate Segment Evolving

Legacy investment era effectively behind us

Clean-energy projects contributing

§Viewed as cash generation vehicles§Earned $8 million after tax in 2010

Summary

Significant Headwinds

Economy – GDP shrinks U.S. Employment Down 9 Million Jobs

5%

140,000

4% 137,983

138,000 3%

1.9%

2% 136,000

134,383

1% 134,000

0.0%

0%

132,000

-1% 130,000 129,320 -2% -3% 128,000

-2.6%

-4% 126,000

2007 2008 2009 YE 2007 YE 2008 YE 2009

Short -Term Interest Rates Fall Global P&C Market Shrinks

6.0% 5%

4.0% 5.0% 4% 5.0% 3% 4.0% 480 bps decline

1.5%

2% 3.0% 1%

1.9%

2.0%

0%

-0.1%

1.0% 0.2% -1%

0.2% -0.8%

0.0% -2%

2007 2008 2009 2010 2006 2007 2008 2009

Gallagher Sailed Through

Gallagher Grows Adjusted Revenue Gallagher Grows Adjusted EBITDAC

$2,500 $500

4% CAGR $2,100 13% CAGR $400 $362 $1,782 $347 $1,635 $1,719 $281 $1,700 $300

$1,300 $200

$900 $100

$500 2008 2009 2010

$0

2008 2009 2010

Gallagher Improves Adjusted Gallagher Continues Acquisition EBITDAC Margins Momentum

Brokerage & Risk Management

23% Annualized Revenues Acquired $200 22% $166 $145 $160 21% 20.3% 20% $98 $120 19% $80 18% 17.2% 17% $40 16% $0 15% 2008 2009 2010 2008 2010

(In millions)

See important disclosures regarding Non-GAAP measures in Exhibits 54

Gallagher’s Stockholders Benefited

Total Returns January 2008—April 2011

AJG versus S&P 500

50%

47%

45% 40% 35% 30% 25% 20% 15% 10% 5% 0%

-3%

-5% -10% -15% -20% -25% -30% -35% -40% -45% -50%

Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10

AJG S&P 500

Source for data: Bloomberg. Total Returns assume dividend reinvestment.

Summary

• Why own Gallagher?

§Steady long-term growth

§Strong cash flows

§Prudent Balance Sheet

§History of solid dividend yield shows confidence in future growth

Questions & Answers